EXHIBIT 23.1
                                                             ------------



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Current Report on Form 8-K of our report included in the Annual Report on Form 10-K of Columbia Energy Group (File No. 1-1098) for the year ended December 31, 1999.



   /s/ ARTHUR ANDERSEN LP
   -------------------------
   ARTHUR ANDERSEN LP



   New York, New York
   November 1, 2000